SALES-TYPE LEASES	12 Months Ended
Sep. 30, 2011
SALES-TYPE LEASES
NOTE 9. SALES-TYPE LEASES

The components of the net investment in sales-type leases are as follows as of September 30, 2011 and 2010. The implicit interest rate is 6.65% per annum.

	As of September 30, 2011	As of September 30, 2010
	US$(’000)	US$(’000)
Future minimum lease payments receivable	1,449	-
Unguaranteed residual values	88	-
Unearned income	(117)	-
Net investment in sales-type leases	1,420	-
Less: current portion	724	-
Net investment in sales-type leases, less current portion	696	-

Future minimum lease payments to be received pursuant to sales-type leases during the following fiscal years are as follows:

	2012	2013	2014	Total
	US$(’000)	US$(’000)	US$(’000)	US$(’000)
Minimum lease payments receivable	724	483	242	1,449